SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2004



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


    California                    000-31929                    68-0454068
    ----------                    ---------                    ----------
 (State or other             (Commission File No.)           (I.R.S. Employer
  jurisdiction                                              Identification No.)
of incorporation)



                 202 West Napa Street, Sonoma, California 95476
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (707) 935-3200
                                 --------------
              (Registrant's telephone number, including area code)



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Item 7. Financial Statements and Exhibits.

        Exhibit No.                Exhibit Description

        99                         Press release cash dividend

Item 9. Regulation FD Disclosure.

     On February 18, 2004, Sonoma Valley Bancorp's Board of Directors declared a dividend of $0.25 per share payable to all shareholders of record as of March 1, 2004. The dividend will be paid on March 15, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SONOMA VALLEY BANCORP,
                                            a California Corporation


Dated:  February 20, 2004                   /s/ Mel Switzer, Jr.
                                            ------------------------------------
                                            Mel Switzer, Jr.,
                                            Chief Executive Officer
                                            (Principal Executive Officer)